Ariel Investment Trust

Ariel International Fund

Ariel Global Fund

Supplement dated April 15, 2024 to the Prospectus dated February 1, 2024

Effective April 15, 2024, Vivian Lubrano of Ariel Investments, LLC is added as a portfolio manager of Ariel International Fund and Ariel Global Fund (each a “Fund,” and together, the “Funds”). Accordingly, effective April 15, 2024, the following changes are made to the Funds’ Prospectus:

1.  On page 16 of the Prospectus, under the heading “Ariel International Fund – Portfolio Managers,” the following is added after the disclosure regarding Mr. Jagirdar:

Vivian Lubrano, Portfolio Manager since April 15, 2024.

2.  On page 20 of the Prospectus, under the heading “Ariel Global Fund – Portfolio Managers,” the following is added after the disclosure regarding Mr. Jagirdar:

Vivian Lubrano, Portfolio Manager since April 15, 2024.

3.  On page 31 of the Prospectus, under the heading “Management of the Funds – PORTFOLIO MANAGERS – Ariel International Fund and Ariel Global Fund,” the following is added after the disclosure regarding Mr. Jagirdar:

Portfolio Manager

Vivian Lubrano, Senior Vice President, Global Equities, Ariel Investments, LLC and Portfolio Manager of Ariel International Fund and Ariel Global Fund since April 15, 2024. Vivian joined Ariel in April 2024, and serves as Portfolio Manager and a Senior Research Analyst on Ariel’s global equities team, which encompasses Ariel’s international and global strategies. She joined from AllianceBernstein (AB) where she spent over 15 years, most recently as portfolio manager for the AB Responsible U.S. Equity and AB Diversity Champions equity portfolios. Before becoming a portfolio manager, Vivian was a senior research analyst on AB’s emerging markets value and emerging markets strategic core offerings.

Please retain this Supplement for future reference.

Ariel Investment Trust

Ariel International Fund

Ariel Global Fund

Supplement dated April 15, 2024 to the Statement of Additional Information dated February 1, 2024

Effective April 15, 2024, Vivian Lubrano of Ariel Investments, LLC is added as a portfolio manager of Ariel International Fund and Ariel Global Fund (each a “Fund,” and together, the “Funds”). Accordingly, effective April 15, 2024, the following changes are made to the Funds’ Statement of Additional Information (“SAI”):

1. On pages 43-44 of the SAI, under the heading “INVESTMENT ADVISER AND FUND ADMINISTRATOR – Other Accounts Managed as of September 30, 2023,” the table, accompanying footnotes, and following paragraph are deleted and replaced with the following:

Other Accounts Managed as of September 30, 2023

Portfolio Managers	Number of RICs(2)	Assets(1) in RICs in $millions	Number of OPIVs(3)	Assets(1) in OPIVs in $millions	Number of OAs(4)		Assets(1) in OAs in $millions
Ariel Fund
John W. Rogers, Jr.	3	277.6	0	0.0	134	(5)	4,040.2
Kenneth E. Kuhrt	2	166.6	0	0.0	55	(5)	2,262.3
John P. Miller	0	0.0	0	0.0	30	(5)	1,146.8

Ariel Appreciation Fund
John W. Rogers, Jr.	3	277.6	0	0.0	134	(5)	4,040.2
Timothy Fidler	1	111.1	0	0.0	49		631.1

Ariel Focus Fund
Charles K. Bobrinskoy	0	0.0	0	0.0	4		58.9

Ariel International Fund
Henry Mallari-D’Auria	0	0.0	1	162.2	41		4,515.5
Mrunal (“Micky”) Jagirdar	0	0.0	1	162.2	39		4,499.6
Vivian Lubrano(6)	0	0.0	0	0.0	0		0.0

Ariel Global Fund
Henry Mallari-D’Auria	0	0.0	1	162.2	41		4,515.5
Mrunal (“Micky”) Jagirdar	0	0.0	1	162.2	39		4,499.6
Vivian Lubrano(6)	0	0.0	0	0.0	0		0.0

(1)

“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who is listed. In such cases, both portfolio managers will be credited with managing the same assets. Therefore, the sum of assets managed by Ariel’s portfolio managers as shown above exceeds the total assets managed by Ariel.

(2)	“RIC” means Registered Investment Company.

(3)	“OPIV” means Other Pooled Investment Vehicles.
(4)	“OA” means Other Accounts. These accounts are primarily accounts of institutional investors and private accounts.
(5)	Fees based in whole or in part on performance are charged for two of these accounts that had $244.0 million in assets as of September 30, 2023.
(6)	As of March 31, 2024. Other Accounts Managed for Ms. Lubrano is zero as of this date because she joined Ariel on April 15, 2024.

As of September 30, 2023, Ariel offered twelve strategies. Five strategies were offered through the Funds and also were offered to separate account clients. An additional five strategies were offered only to separate account clients, one strategy was offered to separate account clients and through a private fund, and one strategy was offered through a third-party sponsored ETF. Mr. Mallari-D’Auria managed six strategies, Mr. Rogers managed five strategies, Messrs. Jagirdar and Kuhrt each managed four strategies, and Messrs. Miller, Fidler and Bobrinskoy each managed one of the strategies. As of April 15, 2024, Ms. Lubrano managed four strategies. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

2.  On page 44-45 of the SAI, under the heading “INVESTMENT ADVISER AND FUND ADMINISTRATOR—Portfolio Manager Compensation – All Others,” the five paragraphs and table in the section are deleted and replaced with the following:

Portfolio Manager Compensation – All Others. As of September 30, 2023 for Messrs. Bobrinskoy, Fidler, Mallari-D’Auria, Miller, Kuhrt, and Jagirdar, and as of April 15, 2024 for Ms. Lubrano, the other portfolio managers’ compensation is determined as follows: (a) the compensation of Mr. Charles K. Bobrinskoy, Mr. Timothy Fidler, and Mr. Henry Mallari-D’Auria is determined by Mr. Rogers, Ms. Nancy Power (the Adviser’s Chief Human Resources Officer), and Mr. Carlos E. Calderon (the Adviser’s Chief Financial Officer), in consultation with the Talent Committee of the Adviser’s Board; (b) the compensation of Mr. John P. Miller and Mr. Kenneth E. Kuhrt is determined by Messrs. Rogers and Fidler; and (c) the compensation of Mr. Mrunal “Micky” Jagirdar and Ms. Vivian Lubrano is determined by Mr. Mallari-D’Auria, in consultation with Mr. Rogers. Their compensation consists of:

(1) Base Salary. Base salary is a fixed amount determined annually. Base salaries vary among the portfolio managers and may be based on factors such as level of experience, position responsibilities, years of service, and the Adviser’s revenue related to their areas of focus as discussed below.

(2) Discretionary Bonuses. Target-based incentives (cash and non-cash) are based on annual market benchmarking data and may fluctuate based on (A) the annual net revenues of the Adviser’s domestic research team in the case of Messrs. Bobrinskoy, Fidler, Miller, and Kuhrt or (B) the annual net revenues of the Adviser’s global and emerging markets research team in the case of Messrs. Mallari-D’Auria and Jagirdar and Ms. Lubrano; and the portfolio manager’s contribution to the Adviser as determined based on various qualitative and quantitative factors. Deferred incentives vest three years from the award date. Each portfolio manager may choose the form of deferred incentive, which include: (i) investment in the stock of the Adviser (which may be elected to be paid out in cash upon vesting) or (ii) deferred cash payment based on the pre-tax performance of one or more of the Fund(s) from the grant date through the vest date. Portfolio managers may be required to select a minimum percentage in one or more of the Funds.

The Adviser attempts to align the interests of the portfolio managers and Fund shareholders in determining the portfolio managers’ compensation. Each portfolio manager is evaluated on qualitative factors, which may include: technical skills, productivity, communication skills, industry knowledge, contribution to long-term performance of the Funds (and other accounts) he or she manages, and consistent exhibition of the Adviser’s firm values. There is no mathematical formula attributed to any of the factors considered in determining the value of each form of compensation; rather, each factor considered is a part of a comprehensive qualitative review.

As of September 30, 2023 for Messrs. Rogers, Miller, Fidler, Bobrinskoy, Kuhrt, Mallari-D’Auria and Jagirdar, and as of March 31, 2024 for Ms. Lubrano, the following individuals had invested the following amounts in the Funds. Investments are listed in the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds

John W. Rogers, Jr.	over $1,000,000	over $1,000,000	over $1,000,000	$100,001 - $500,000	none	over $1,000,000

John P. Miller	over $1,000,000	$50,001 –$100, 000	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	over $1,000,000

Timothy Fidler	$50,001 – $100,000	over $1,000,000	none	$100,001 - $500,000	$1 – $10, 000	over $1,000,000

Charles K. Bobrinskoy	over $1,000,000	over $1,000,000	over $1,000,000	none	none	over $1,000,000

Kenneth E. Kuhrt	$500,001 – $1,000,000	$10,001 – $50,000	none	none	none	$500,001 - $1,000,000

Henry Mallari-D’Auria	none	none	none	none	none	none

Mrunal (“Micky”) Jagirdar	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 –$50,000

Vivian Lubrano(1)	none	none	none	none	none	none

(1)	As of March 31, 2024.

Please retain this Supplement for future reference.